UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 17, 2015

Date of Report (Date of earliest event reported)

SUCCESS HOLDING GROUP INTERNATIONAL INC.

(Exact name of Company as specified in its charter)

Nevada	333-188563	99-0378256
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

531 Airport North Office Park Fort Wayne, Indiana	46825
(Address of principal executive offices)	(Zip Code)

(260) 450-1982

Company’s telephone number, including area code

_________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

As previously stated in the Form 8-K file with the Securities and Exchange Commission on August 13, 2015, the independent registered public accounting firm of Success Holding Group International, Inc. (the “Company”) withdrew on August 10, 2015. As a result, the Company  was not able to have the required auditor’s review completed in order to file its Form 10-Q for the quarterly period ended June 30, 2015. The Company engaged another independent public accountant , David Lee Hillary Jr. of Hillary CPA Group, to complete the required review of the Company’s financial statements for the period ended June 30, 2015 in order to file its Form 10-Q for the quarterly period ended June 30, 2015, which was filed  on August 1 9 , 2015.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCCESS HOLDING GROUP INTERNATIONAL INC.

Date: August 20, 2015	By:	/s/ Brian Kistler
Brian Kistler
President